Exhibit 10.4

EXECUTION COPY

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is entered into as of March 25, 2004, by and between THE SANDS REGENT, a Nevada corporation (“Sands”), whose address is 345 North Arlington Avenue, Reno, Nevada 89501, LAST CHANCE, INC., a Nevada corporation (“Last Chance”, and together with Sands the “Borrowers”), whose address is I-80 West Exit 2, Gold Ranch Road, Verdi, Nevada 89439 and DAVID R. BELDING, an individual (“Secured Party”), whose address is Gold Strike Hotel, c/o Bruce Hampton, P.O. Box 19278, Jean, Nevada 89019.

Recitals

A. Sands has executed that certain Secured Promissory Note, dated March 25, 2004 (as amended, modified and supplemented from time to time, the “Promissory Note”), in the original principal amount of $1,604,000, payable to Secured Party.

B. As a condition precedent to advancing funds under the Promissory Note, Secured Party has required the Borrowers to execute and deliver this Agreement.

C. This Agreement is subject to the laws of Nevada, including, but not limited to, the Nevada Gaming Control Act, Chapter 463 of the Nevada Revised Statutes (the, “Act”) and the regulations of the Nevada Gaming Commission and the State Gaming Control Board (the, “Regulations”), in their current form and as they may hereafter be amended from time to time.

Agreement

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Creation of Security Interest. In order to secure the payment and performance of the Secured Obligations (as defined below), Borrowers hereby assign, pledge and grant to Secured Party, a security interest in all of Borrowers’ right, title and interest in and to the following property of the Borrowers, in each case whether now owned or hereafter at any time acquired by the Borrowers and wherever located (collectively, the “Collateral”):

(a) Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code as in effect in the state of Nevada (the “Code”), now owned or hereafter acquired by the Borrowers, which is used in connection with the operation of that certain property located in the County of Washoe, State of Nevada, described on Schedule 1 attached hereto (collectively, the “Property”) or is located thereon or therein (and any and all accessions, appurtenances, betterments, additions, substitutions and replacements of any of the foregoing) (collectively, the “Equipment”);

(b) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by the Borrowers which is affixed or attached to the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) the operation of the Property, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing (collectively, the “Fixtures”);

(c) Proceeds. All proceeds from the Equipment and Fixtures. As used herein, the term “Proceeds” means all “proceeds,” as such term is defined in Section 9-306(1) of the Code and includes, without limitation, the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, exchange, sale, rental, lease or other disposition of any of the Equipment and/or Fixtures, and any property into which any of the Equipment and/or Fixtures are converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrowers from time to time with respect to any of the Equipment and/or Fixtures, (iii) any and all payments (in any form whatsoever) made or due and payable to the Borrowers from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Equipment and/or Fixtures by any governmental body, authority, bureau or agency (or any person acting under color or governmental authority), and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Equipment and/or Fixtures.

2. Secured Obligations. For purposes of this Agreement, “Secured Obligations” shall mean any and all indebtedness, obligations and liabilities of the Borrowers to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, under the Promissory Note and this Agreement.

3. Perfection of Security Interests. Borrowers authorize Secured Party to file financing statements describing the Collateral.

4. Representation and Warranties. Borrowers represent and warrant as follows:

(a) Title to Collateral. Other than listed on Schedule 2 attached hereto, and subject to that certain Credit Agreement dated March 25, 2004 by an among the Company, Last Chance and Zante, Inc., a Nevada corporation, each of the financial institutions from time to time listed in Schedule I thereto and Wells Fargo Bank, National Association, a national banking association, Borrowers have right in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Agreement.

(b) Location of Collateral. All of the Collateral, including without limitation the books and records related thereto, are located at the addresses set forth in Schedule 3 hereto.

(c) Location of Borrowers. Each Borrower is a corporation with the exact legal name set forth in the first paragraph hereof, and is organized and registered under the law of the state of Nevada.

(d) No Conflict. The execution, delivery and performance of this Agreement by the Borrowers and the consummation of the transactions contemplated hereby will not: (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Borrowers are a party; or (ii) conflict with any law, order, rule or regulation of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over each Borrower or its properties, except as may be required by Nevada Revised Statute 463.650(3).

5. Covenants. Borrowers covenant and agree as follows:

(a) Location of Collateral. Borrowers shall keep all of the Collateral, including without limitation the books and records related thereto, at the locations set forth in Schedule 1 hereto; provided that Borrowers may keep Collateral at any new location so long as the Borrowers provide Secured Party with 30 days prior written notice of any such location.

(b) No Transfer. Except for sales of inventory in the ordinary course of the Borrowers’ business, Secured Party does not authorize and the Borrowers agree not to (i) make any sales or leases of any of the Collateral; (ii) license any of the Collateral; or (iii) grant a security interest or lien in any of the Collateral, without the prior written consent of the Secured Party.

6. Right to Enter. Secured Party shall have, at all times, with or without notice, the right to enter into and upon any premises where any of the Collateral or records with respect thereto are located for the purpose of inspecting the same, performing an audit, making copies of records, observing the use of any part of the Collateral, protecting Secured Party’s security interest in the Collateral, or otherwise determining whether the Borrowers are in compliance with the terms of this Agreement.

7. Further Assurances. Borrowers shall promptly execute and deliver any further instrument, document or notice as may be necessary or which Secured Party may reasonably require in order to create, perfect and preserve the perfection and the priority of the security interests granted or purported to be granted under this Agreement.

8. Defaults. Borrowers shall be in default under this Agreement (an “Event of Default”) upon the happening of any one or more of the following events:

(a) Payments. Borrowers shall fail to make any payment required under this Agreement, or there shall have occurred an Event of Default under the Promissory Note (as such term is defined therein) and such default is not cured by the Borrowers within five (5) days after the Secured Party has given the Borrowers written notice of such default;

(b) Representations and Warranties. Any representation or warranty made by the Borrowers in this Agreement shall prove to have been untrue, incorrect or misleading in any material respect when made;

(c) Covenants. Borrowers shall fail duly to observe or perform any covenant or agreement contained in this Agreement in any material respect;

(d) Collateral. Any judgment or levy of any attachment, execution or other process against any all or any portion of the Collateral shall be entered and such judgment shall not be satisfied, or such levy, execution or other process shall not be removed within thirty (30) calendar days after the entry or levy thereof, or at least five (5) calendar days prior to the time of any proposed sale under any such judgment or levy;

(e) Insolvency. The Borrowers, pursuant to or within the meaning of any Bankruptcy Law, (i) file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief; (ii) consent to the entry of an order for relief against it in an involuntary case or proceeding; (iii) consent to the appointment of a Custodian of it or for all or substantially all of its assets; or (iv) make a general assignment for the benefit of its creditors; or a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Borrowers in an involuntary case; (ii) appoint a Custodian of the Borrowers for all, or substantially all its property; or (iii) order the liquidation of the company, and in any such case the order or decree remains in effect for ninety (90) days.

For purposes of this Section 8, “Bankruptcy Law” shall mean Title 11, U.S. Code or any similar Federal or state law for the relief of debtors, and “Custodian” means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

If an Event of Default (other than an Event of Default specified in Section 8(e)) occurs and is continuing, the Secured Party may, by written notice to the Borrowers (provided that such notice may not be made during the five (5) day cure period provided for in Section 8(a)), declare all Secured Obligations to immediately due and payable. If an Event of Default specified in clause Section 8(e) occurs, such Secured Obligations shall become immediately due and payable without presentment, demand, protest and notice of any kind or of dishonor, all of which are hereby expressly waived.

9. Foreclosure Procedures.

(a) Delay; Waiver. No delay in enforcing or failing to enforce any right under this Agreement by Secured Party shall constitute a waiver by Secured Party of such right. No waiver by Secured Party of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

(b) Notices. Secured Party shall give the Borrowers such notice of any private or public sales as may be required by the Code.

(c) Warranties. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

(d) No Marshaling. Secured Party has no obligation to marshal any asset in favor of the Borrowers, or against or in payment of any of the Security Obligations or any other obligation owed by the Borrowers to Secured Party.

10. Right of Set Off. In addition to and not in limitation of any other right or remedy hereunder, Secured Party shall have, at any time, the right to set off any indebtedness or obligation of the Borrowers against any indebtedness or obligation of Secured Party to the Borrowers, without notice to or demand upon the Borrowers, any guarantor of any such indebtedness or obligation or any other person, whether or not such obligation or indebtedness is liquidated, contingent or mature at the time of such offset and however such indebtedness or obligations were created or incurred.

11. Certain Remedies. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have, in addition to all other rights and remedies that Secured Party may have under applicable law or in equity or under this Agreement or under the Promissory Note, all rights and remedies of a secured party under the Code.

12. Costs and Expenses. Upon the occurrence of an Event of Default, Borrowers agree to pay to Secured Party all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof for the benefit of the Borrowers. All advances, charges, costs and expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement, or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by the Borrowers, immediately upon demand, together with interest thereon at the Default Rate (as such term is defined in the Promissory Note).

13. Notices. All notices, requests and other communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be delivered personally or sent by telecopy, overnight courier or certified mail, postage prepaid, to the parties addressed as set forth in the first paragraph hereof. Such notices, requests and other communications sent shall be effective upon receipt, unless sent by (i) overnight courier, in which case they shall be effective exactly one (1) business day after deposit with such overnight courier, or (ii) mail, in which case they shall be effective exactly three (3) business days after deposit in the United States mail. Either party may change its address or other information by giving notice thereof to the other party hereto in conformity with this section.

14. Gaming Approval. The exercise of all remedies involving gaming equipment available to Secured Party hereunder shall be subject to the acquisition of all approvals and licenses required by the Act and the Regulations.

15. Termination of Security Agreement. This Security Agreement and the security interest hereunder shall terminate upon the full and final payment in cash and performance of all the Secured Obligations. Notwithstanding anything to the contrary herein, this Security Agreement (including all representations, warranties and covenants contained herein) shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Secured Party upon or in connection with an Insolvency Proceeding of the Borrowers or otherwise, all as though such payment had not been made.

16. Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

17. Amendments. This Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

18. Entire Agreement. This Agreement and the Promissory Note are intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

19. Severability. If any provision or obligation of this Agreement should be found to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions and obligations or any other agreement executed in connection herewith, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and shall nonetheless remain in full force and effect to the maximum extent permitted by law.

20. Successors and Assigns. Neither Secured Party nor the Borrowers shall assign any of its interest under this Agreement without the prior written consent of the other party. Any purported assignment inconsistent with this provision shall be null and void. All rights of a party hereunder shall inure to the benefit of its successor and assigns.

21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent that the UCC provides for the application of a law of another state as it relates to perfection of security interests.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective officers as of the date first above written.

LAST CHANCE, INC.,
a Nevada Corporation

/s/ FERENC B. SZONY
Ferenc B. Szony
President

THE SANDS REGENT,
a Nevada Corporation

/s/ FERENC B. SZONY
Ferenc B. Szony
President and Chief Executive Officer

SECURED PARTY

/s/ DAVID R. BELDING
David R. Belding

S-1

Schedule 1

Description of Property

2

Schedule 2

List of Collateral for which the Borrowers do not have the right to Transfer

3

Schedule 3

List of Locations of Collateral

4